                                                               Ex. 10.31
                                PROMISSORY NOTE

Date of Note: As of October 31, 1996

Note Amount:  $391,500,000.00



    FOR VALUE RECEIVED, the undersigned having an address c/o Prime Retail, L.P., 100 East Pratt Street, Nineteenth Floor, Baltimore, Maryland 21202, as maker (hereinafter referred to as "Maker"), jointly and severally, do hereby covenant and promise to pay, in immediately available funds, to the order of NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation having an address at 2 World Financial Center, Building B, New York, New York 10281-1198 (hereinafter referred to as "Payee"), or at such other place as Payee may from time to time designate in writing, the principal sum of THREE HUNDRED NINETY ONE MILLION FIVE HUNDRED THOUSAND and No/100 Dollars ($391,500,000.00) or so much thereof as may be advanced (the "Loan Amount") and all other amounts due or becoming due hereunder, with interest thereon from the date hereof at the Interest Rate (as hereinafter defined), to be paid in lawful money of the United States of America, as herein provided.

    Interest, as calculated herein, shall be computed for any Payment Date on the basis of a 360 day year for the actual number of days elapsed on so much of the Principal Amount as is outstanding as of the day preceding such Payment Date.

    SECTION 1.  DEFINITIONS

    As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Note shall include in the singular number the plural and in the plural number the singular. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Mortgages.

    "Additional Interest Rate" shall mean the difference between the Revised Interest Rate and the Interest Rate.

    "Amortization Schedule" shall have the meaning set forth in Section 2.01(b) hereof.

    "Due Date" shall have the meaning set forth in Section 2.01(c) hereof.

    "Interest Determination Date" shall mean the second LIBOR Business Day prior to the Payment Date. As used herein, LIBOR Business Day shall mean any day on which banks are open for dealing in foreign currency and exchange in

London, England. The Interest Rate set on the Interest Determination Date shall be in effect for the Interest Accrual Period immediately following such Interest Determination Date.

    "Interest Rate" shall mean (a) from the Closing Date through and including the earlier to occur of (i) November 10, 1998 and (ii) the occurrence of an Event of Default resulting from a failure of Maker to pay the amounts described in Section 2.01(a)(i) hereof, the rate per annum (expressed as a percentage) equal to the LIBOR Rate plus the LIBOR Margin except for the First Interest Accrual Period for which the Interest Rate shall be 6.885%, and (b) thereafter, 7.782%.

    "LIBOR Margin" shall initially mean one hundred fifty one (151) basis points per annum.

    "LIBOR Rate" shall mean the London interbank offered rate for one-month United States Dollar deposits established by the Payee in accordance with the terms of Section 2.01(d) of this Note on each Interest Determination Date.

    "Maturity Date" shall have the meaning set forth in Section 2.01(a)(iii) hereof.

    "Maximum Amount" shall have the meaning set forth in Section 4.07 hereof.

    "Mortgages" shall have the meaning set forth in Section 3.01 hereof.

    "Payment" shall have the meaning set forth in Section 2.02(a) hereof.

    "Principal Payments" shall have the meaning set forth in Section 2.01(a)(i) hereof.

    "Principals" shall have the meaning set forth in Section 4.04 hereof.

    "Reuters Screen LIBO Page" shall mean the display page designated as "LIBO" on the Reuters Monitor Money Rates Service.

    "Revised Interest Rate" shall mean the greater of (a) the Interest Rate plus five hundred (500) basis points and (b) an interest rate equal to the Treasury Constant Maturity Yield Index for United States Treasury obligations having a maturity of seven (7) years plus six hundred forty-five (645) basis points determined as of the Optional Prepayment Date.

    "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519).

    SECTION 2.  INTEREST AND AMORTIZATION PAYMENTS

    Section 2.01. (a) Payments under this Note, calculated in accordance with the terms hereof, shall be due and payable as follows:

         (i) interest in the amount of $686,587.50 shall be due and payable on the Payment Date in November, 1996; thereafter (x) interest shall be due and payable on each and every Payment Date at the Interest Rate in effect for the Interest Accrual Period ending the day preceding the Payment Date, and (y) payments to be applied in reduction of the Principal Amount (the "Principal Payments") shall be due and payable on the Payment Date of each and every calendar month commencing in December, 1996 in accordance with, and to be applied in reduction of the Principal Amount, as set forth in Section 2.01(b) hereof.

         (ii) Commencing on the Optional Prepayment Date, in addition to the interest described in Section 2.01(a)(i), additional interest shall also accrue on the Principal Amount at the Additional Interest Rate and on the Accrued Interest (hereinafter defined), if any, at the Revised Interest Rate. Commencing on the Payment Date after the Optional Prepayment Date, and on each and every Payment Date thereafter, in addition to the payments described in Section 2.01(a)(i), 100% of the amount of Excess Cash Flow for the calendar month preceding the calendar month in which such Payment Date occurs shall be due and shall be applied, first, to the Principal Amount until reduced to zero, second, to currently accruing interest described in the prior sentence of this Section 2.01(a)(ii), and third, to the Accrued Interest, if any. To the extent Excess Cash Flow is insufficient to pay the interest payments described in the first sentence of this Section 2.01(a)(ii) on any Payment Date, such interest shall be deferred and added to any interest previously deferred pursuant to this sentence and remaining unpaid (the "Accrued Interest"). Amounts payable pursuant to this Section 2.01(a)(ii) shall not be included in the determination of the Required Debt Service Payment, nor shall failure to pay interest or Accrued Interest pursuant to this Section 2.01(a)(ii) constitute a Default, an Event of Default or give rise to interest at the Default Rate or Late Charges.

         (iii) The entire outstanding Principal Amount, together with all accrued and unpaid interest and any other charges due hereon shall be due and payable on the Payment Date occurring in November, 2026 (the "Maturity Date").

    (b) The calculation of the amount of each regularly scheduled monthly Principal Payment is as set forth on Schedule A annexed hereto (the "Amortization Schedule"). In addition to the required payments set forth in the Amortization Schedule, from and after the Optional Prepayment Date all sums in the Curtailment Reserve Fund Sub-Account shall be applied in reduction of the Principal Amount.

    (c) To the extent Payments are or become due and payable under this Note or any of the other Loan Documents on a day (the "Due Date") which is not a Business Day, such Payments are and shall be due and payable on the first Business Day immediately following the Due Date for such Payments and in such event, the interest which accrues on the Loan from the Due Date to the first Business Day immediately following the Due Date shall not be due and payable until the next succeeding Due Date.

    (d) On each Interest Determination Date until all sums due under this Note and the other Loan Documents have been paid in full, the LIBOR Rate shall be the rate (expressed as a percentage per annum) for deposits in U.S. Dollars for a one (1) month period that appears on Telerate Page 3750 (or the successor page thereto) as of 11:00 a.m., London time, of such Interest Determination Date to the extent available. If such rate does not appear on Telerate Page 3750 as of 11:00 a.m., London time, on the applicable Interest Determination Date, the LIBOR Rate will be the arithmetic mean of the offered rates (expressed as a percentage per annum) for deposits in U.S. dollars for a one (1) month period that appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on such Interest Determination Date, if at least two such offered rates so appear. If fewer than two such offered rates appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the applicable Interest Determination Date, the Payee will request the principal London office of any four (4) major reference banks in the London interbank market selected by the Payee in its sole discretion to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for deposits in U.S. dollars for a one (1) month period as of 11:00 a.m., London time, on such Interest Determination Date for amounts of not less than $1,000,000.00. If at least two such offered quotations are so provided, the LIBOR Rate will be the arithmetic mean of such quotation.
If fewer than two such quotations are so provided, the Payee will request any three (3) major banks in New York City selected by the Payee in its sole discretion to provide such bank's rate (expressed as a percentage per annum) for loans in U.S. dollars to leading European banks for a one (1) month period as of approximately 11:00 a.m. New York City time, on the applicable Interest Determination Date for amounts of not less than $1,000,000.00. If at least two such rates are so provided, the LIBOR Rate will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then the LIBOR Rate will be the LIBOR Rate in effect on the preceding Interest Determination Date. The establishment of the LIBOR Rate on each Interest Determination Date by the Payee and the Payee's calculation of the rate of interest applicable to this Note shall (in the absence of manifest error) be final and binding.

    (e) If any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or any change therein or in the interpretation or application thereof, shall make it unlawful for the Payee to make or maintain the interest rate based upon the LIBOR Rate plus the LIBOR Margin or to give effect to its obligations as contemplated hereby, then upon notice by the Payee to Maker, the Interest Rate shall be automatically converted to the interest rate which was established on the immediately preceding Interest Determination Date.

    Section 2.02.  Application of Payments.

    (a) Each and every payment (a "Payment") made by Maker to Payee in accordance with the terms of this Note and/or the terms of any of the other Loan Documents, including, without limitation, all payments of interest and principal shall be applied as follows:

         (1)  Payments, other than Unscheduled Payments  shall be applied
    (i) first, to all interest (other than Default Rate Interest) which shall be due and payable pursuant to the terms hereof as of the date the Payment is received; (ii) second, to the payment of Principal Amount; and (iii) third, to all Late Charges, Default Rate Interest or premiums, if any, and other sums payable hereunder or under the other Loan Documents (other than those sums included in clauses (i) and (ii) of this Section 2.02(a)(1)) in such order and priority as determined by Payee in its sole discretion.

         (2) Unscheduled Payments, other than Payments received pursuant to Section 2.01(a)(ii), shall be applied on the Payment Date received, and if any Unscheduled Payment is received on a day other than a Payment Date, at the end of the Interest Accrual Period in which such Unscheduled Payments are received (i) first, to the Principal Amount until the entire Principal Amount has been fully amortized, and (ii) second, the balance, if any, in the manner provided in Section 2.02(a)(1) (to the extent applicable after giving effect to any payments previously made pursuant to this Section 2.02).

         (3) Payments received pursuant to Section 2.01(a)(ii) shall be applied at the times and in the manner set forth therein.

    (b) To the extent that Maker makes a Payment or Payee receives any Payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied by such Payment or proceeds shall be revived and continue as if such Payment or proceeds had not been received by Payee.

    Section 2.03. Default Rate. Time is of the essence with respect to the times set forth herein for the repayment of the Principal Amount and the interest thereon. Should any amounts due hereunder or under any other Loan Document not be paid in full on the date when the same shall be due and payable (whether by acceleration, prepayment permitted hereunder or otherwise), then in such event, the rate of interest to be paid on the entire Principal Amount of this Note and all such other amounts shall be increased to the Default Rate and shall be computed from the Due Date through and including the date, if any, upon which such Default is fully cured. The foregoing provisions shall not be construed as a waiver by Payee of its right to pursue any other remedies available to it under the Mortgages or any other Loan Document, nor shall it be construed to limit in any way the application of the Default Rate.

    Section 2.04. Voluntary Prepayments and Defeasements. Maker shall be permitted to prepay or defease the Principal Amount of this Loan only on the terms and conditions and to the extent provided in Article XV of the Mortgages. All such prepayments and defeasements shall be applied in accordance with Section 2.02(a)(2) hereof.

    SECTION 3.  DEFAULTS

    Section 3.01. Defaults. This Note is secured, inter alia, by (i) certain mortgages, deeds of trust and deeds to secure debt, security agreements, assignments of rents and fixture filings (each herein referred to as a "Mortgage" and collectively as the "Mortgages") all of even date herewith covering property, of Maker, as more particularly described in each

Mortgages, (ii) Maker's rights under the Rate-cap Agreement and (iii) certain assignments of leases and rents and security deposits of even date herewith made by Maker. All terms, covenants, conditions and agreements of the Loan Documents, including without limitation, the Mortgages, and the due on sale provision contained within the Mortgages, hereby constitute part of this Note, as if the same had been fully set forth herein. Each Event of Default under the Mortgages or any one or more of the other Loan Documents shall be an Event of Default hereunder.

    Section 3.02 Remedies. Upon the occurrence of an Event of Default, the entire Principal Amount, accrued interest and all other sums due and payable hereunder, under the Mortgages or other Loan Documents shall become immediately due and payable at the option of Payee and immediately, and without notice to Maker, interest on the Principal Amount shall accrue at the Default Rate. In addition, if, prior to the Optional Prepayment Date, the Loan has been accelerated based on an Event of Default, there shall also be due and payable to Mortgagee on the accelerated maturity date an amount equal to the excess, if any, of (a) the amount of a Defeasance Deposit for the purchase of Federal obligations necessary to meet the Scheduled Defeasance Payments described in clause (a) of the definition of "Scheduled Defeasance Payments" over (b) the Principal Amount. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Default or to exercise any other remedy available to Payee relating to such Default. If there is more than one Maker of this Note, subject to the provisions of Section 4.04 hereof, the undersigned Persons shall each be jointly and severally liable to pay the entire Loan Amount and all other sums becoming due hereunder or under the other Loan Documents.

    SECTION 4.  MISCELLANEOUS

    Section 4.01. Waivers. (a) Maker acknowledges that the Loan evidenced by this Note is a commercial transaction and, to the fullest extent permitted by Legal Requirements, as to this Note, the Mortgages and any other Loan Documents securing this Note, Maker hereby waives all applicable exemption rights, whether under the constitution of the State of New York or otherwise and also waives valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note and, except as specifically provided herein or in the other Loan Documents, all other notices or demands to the fullest extent permitted pursuant to Legal Requirements, and hereby expressly agrees that the maturity of this Note or payment hereunder, may be extended from time to time without in any way affecting the liability of Maker or of any guarantor of this Note. No notice to, or demand on Maker shall entitle Maker to any other or future notice or demand in the same, similar or other circumstances. Maker further consents to the release of any Person liable for this obligation without affecting the liability of any other party hereto or any guarantor hereof. The remedies of Payee provided herein, in the Mortgages and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively, or together, at the sole discretion of Payee, and may be exercised as often as the occasion therefor shall occur. Any delay on the part of Payee in exercising any right hereunder shall not operate as a waiver of any right, and any waiver granted for one occasion shall not operate as a waiver in the event of a subsequent Default.

    (b) This Note cannot be modified, terminated, extended, amended or discharged orally. No requirement hereof may be waived at any time except by a writing signed by Payee, nor shall any waiver be operative upon other than a single occasion. All rights and remedies herein specified are intended to be cumulative and not in substitution for any right or remedy otherwise available. In any action or proceeding to recover any sum herein provided for, to the extent permitted by applicable Legal Requirements, no defense of adequacy of security, or that resort must first be had to any other Person, shall be asserted. All references herein to Maker and to Payee shall be deemed to include its successors and assigns.

    Section 4.02. Taxes. Maker agrees that if, at any time, the United States of America, or any State or Commonwealth thereof or any subdivision of any such State, shall require revenue or other stamps to be affixed to this Note or the Mortgages, or impose any other tax or charges on the same, Maker will pay the same, with interest and penalties thereon, if any.

    Section 4.03. Invalidity. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note, and the other provisions of this Note shall remain in full force and effect and shall be liberally construed in favor of Payee in order to effect the provisions of this Note.

    Section 4.04. Exculpation. Notwithstanding any provision herein or in any of the other Loan Documents to the contrary, except as set forth in this
Section 4.04, Payee shall not enforce the liability and obligation of Maker to perform and observe the obligations contained in this Note, the Mortgages or the other Loan Documents by an action or proceeding wherein a money judgment shall be sought against Maker or any judgment shall be sought against any director, officer, employee, partner or stockholder of Maker, or its general partners (all of the foregoing, collectively, "Principals"). Payee, by accepting this Note, the Mortgages and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Maker or any judgment, including a judgment for specific performance, against its Principals or any one or more of them in any such action or proceeding, under or by reason of or under or in connection with this Note, the Mortgages or the other Loan Documents except to the extent necessary or appropriate to proceed against or execute or foreclose on any or all of the collateral granted to Payee under the Loan Documents. The provisions of this
Section 4.04 shall not, however, (a) impair the validity of the indebtedness evidenced by this Note or in any way affect or impair the lien of the Mortgages or any of the other Loan Documents, or the right of Payee to foreclose the Mortgages or otherwise realize upon any collateral securing this Note following an Event of Default; (b) impair the right of Payee to name Maker or any other Person as a party defendant in any action or suit for judicial foreclosure and sale or otherwise under the Mortgages to the extent necessary to realize upon any collateral securing this Note; (c) impair the right of Payee to obtain the appointment of a receiver; (d) impair the enforcement of the Assignments; (e) impair the right of Payee to bring suit with respect to, or Maker's personal liability for, fraud or intentional misrepresentation by Maker or any other Person in connection with this Note, the Mortgages or any other Loan Document; (f) impair the right of Payee to bring suit with respect to, or Maker's personal liability for, Maker's misappropriation of tenant security deposits or Rents; (g) impair the right of Payee to obtain, or Maker's personal liability for Maker's misapplication or misappropriation of insurance proceeds or condemnation awards due to Payee under the Mortgages; (h) impair the right of Payee to enforce, or Maker's personal liability for, the provisions of Section 16.01 or Section 16.02 of the Mortgages whether before or after payment in full of the Principal Amount; (i) prevent or in any way hinder Payee from exercising, or constitute a defense, or counterclaim or other basis for relief in respect of the exercise of, any other remedy against the collateral securing the Note as provided in the Loan Documents or as prescribed by law or in equity in case of Default; (j) prevent or in any way hinder Payee from exercising, or constitute a defense, a counterclaim, or other basis for relief in respect of the exercise of its remedies in respect of any judgments or other sums due from Maker to Payee other than under the Loan Documents; (k) impair the right of Payee to bring suit with respect to, or Maker's personal liability for, Maker's misappropriation, during the continuance of an Event of Default, from any Cross-collateralized Property of any items of personalty or any fixtures or any other misappropriation with respect to any Cross-collateralized Property during the continuance of an Event of Default; or (l) impair the right of Payee to bring suit with respect to, or Maker's personal liability for, losses, damages or liabilities suffered by Payee arising from any acts or omissions by Maker that resulted in waste, provided, however, that waste shall not be deemed to include the non-payment of Impositions, mechanic's liens, materialmen's liens or any other liens arising from work performed on, or materials delivered to, the Cross-collateralized Properties.

    Section 4.05. Governing Law. (a) This Note was negotiated in New York, and delivered by Maker and accepted by Payee in the State of New York, and the proceeds of this Note were disbursed from New York, which State Maker agrees has a substantial relationship to Payee and Maker and to the transaction embodied hereby, in all respects, including, without limiting the generality of the foregoing, matters of construction, validity, enforceability and performance. This Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to the conflicts of law rules thereof) and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant to the Mortgages and pursuant to the other Loan Documents shall be governed by and construed according to the law of the State in which the applicable Cross-collateralized Property is located, it being understood that, to the fullest extent permitted by law of such State, the law of the State of New York shall govern the validity and the enforceability of all Loan Documents, and the obligations arising hereunder or thereunder. To the fullest extent permitted by law, Maker hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Note and this Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

    (b) Any legal suit, action or proceeding against Maker or Payee arising out of or relating to this Note shall be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and Maker waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Maker hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Maker does hereby designate and appoint C.T. Corporation, having an address at 1633 Broadway, New York, New York 10019, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address and written notice of said service of Maker mailed or delivered to Maker in the manner provided in the Mortgages, shall be deemed in every respect effective service of process upon Maker, in any such suit, action or proceeding in the State of New York. Maker (i) shall give prompt notice to the Payee of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and
(iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

    Section 4.06.  [Intentionally Omitted]

    Section 4.07. Maximum Amount. It is the intention of Maker and Payee to conform strictly to the usury and similar laws relating to interest from time to time in force, and all agreements between Maker and Payee, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the aggregate to Payee as interest hereunder or under the other Loan Documents exceed the maximum permissible under applicable usury or such other laws (the "Maximum Amount"). In the event, for any reason whatsoever, any payment by or act of Maker pursuant to the terms hereof or pursuant to any requirements of any provision hereof or of the other Loan Documents shall result in payment of interest which would exceed the Maximum Amount, then ipso facto the obligation of Maker to pay interest or perform such act or requirement shall be reduced to the limit authorized under such Legal Requirements, so that in no event shall Maker be obligated to pay any interest, perform any act, or be bound by any requirement which would result in payment of interest in excess of a sum which is lawfully collectible, and all sums in excess of those lawfully collectible as interest shall, without further agreement or notice between or by any party hereto, be deemed applied upon principal immediately upon receipt of such moneys by Payee, with the same force and effect as though Maker had specifically designated such sums to be applied to principal prepayment. Notwithstanding any provision herein to the contrary, however, no such application shall give rise to an obligation on the part of Maker to pay any prepayment premium, if any, payable pursuant to the Loan Documents. The provisions of this paragraph shall control every other provision of this Note.

    Section 4.08. Costs of Collection. Maker agrees to pay all costs and expenses of collection incurred by Payee, in addition to principal, interest, and premiums, if any, and Late Charges, including, without limitation, reasonable attorneys' fees and disbursements, all costs and expenses incurred in connection with the pursuit by Payee of any of its rights or remedies hereunder, under the Mortgages or any of the other Loan Documents or the protection of or realization of collateral or in connection with Payee's collection efforts, whether or not suit on this Note, on any of the other Loan Documents or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand with interest thereon to be calculated at the Default Rate and shall be secured by the Mortgages and all other collateral at any time held by Payee as security for Maker's obligations to Payee.

    Section 4.09. Waiver of Jury Trial. Maker, to the fullest extent it may lawfully do so, waives any right it may have to trial by jury in any action, including, without limitation, any tort action, to interpose any counterclaim in any action (other than a compulsory counterclaim), and to have the same consolidated with any other or separate action brought on or with respect to this Note, the Mortgages or any other Loan Document.

    Section 4.10. Headings. The section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

    Section 4.11.  Participation.  Payee shall have the right to assign this
Note in whole, but not in part, the Mortgages and/or any of the other Loan Documents, and to transfer, assign or sell participation and subparticipations (including blind or undisclosed participation and subparticipations) in the Mortgages and the other Loan Documents and the obligations hereunder to any Person; provided, however, that no participation shall increase, decrease or otherwise affect either Maker's or Payee's obligations hereunder, under the Mortgages or under any of the other Loan Documents.

                                       * * * *

    IN WITNESS WHEREOF, this Note has been duly executed by Maker, the day and year first above written.



Witness:                     CORAL ISLE FACTORY SHOPS LIMITED
                                  PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a
                                  Delaware limited partnership,
                                  its managing general partnership

                                  By: Prime Retail, Inc., a
                                      Maryland corporation, its
                                      general partner

                                      By: /s/ Steven S. Gothelf
                                          ----------------------
                                          Steven S. Gothelf
                                          Senior Vice President

                             GULF COAST FACTORY SHOPS LIMITED
                                  PARTNERSHIP
/s/ Sandra B. Todd
------------------------

                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By: Prime Retail, Inc., a
                                      Maryland corporation, its
                                      general partner

                                      By: /s/ Steven S. Gothelf
                                          ----------------------
                                          Steven S. Gothelf
                                          Senior Vice President

                             NEBRASKA CROSSING FACTORY SHOPS LIMITED
                                  PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By: Prime Retail, Inc., a
                                      Maryland corporation, its
                                      general partner

                                      By: /s/ Steven S. Gothelf
                                          ----------------------
                                          Steven S. Gothelf
                                          Senior Vice President

                             OHIO FACTORY SHOPS PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By: Prime Retail, Inc., a
                                      Maryland corporation, its
                                      general partner

                                      By: /s/ Steven S. Gothelf
                                          ----------------------
                                          Steven S. Gothelf
                                          Senior Vice President


                             SAN MARCOS FACTORY STORES, LTD.
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a
                                  Delaware limited partnership,
                                  its managing general partnership

                                  By: Prime Retail, Inc., a
                                      Maryland corporation, its
                                      general partner

                                      By: /s/ Steven S. Gothelf
                                          ----------------------
                                          Steven S. Gothelf
                                          Senior Vice President

                             TRIANGLE FACTORY STORES LIMITED
                                 PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

ATTEST:                           By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

By: /s/ C. Alan Schroeder                  By: /s/ Steven S. Gothelf
    ---------------------                      ----------------------
Name: C. Alan Schroeder                         Steven S. Gothelf
Title: Secretary                                Senior Vice President


                             GAINESVILLE FACTORY SHOPS LIMITED
                                  PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President


                             FLORIDA KEYS FACTORY SHOPS LIMITED
                                  PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                        By: /s/ Steven S. Gothelf
                                            ----------------------
                                            Steven S. Gothelf
                                            Senior Vice President

                             INDIANAPOLIS FACTORY SHOPS LIMITED
                                  PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President


                             CASTLE ROCK FACTORY SHOPS
                                  PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President


                             MAGNOLIA BLUFF FACTORY SHOPS
                                  LIMITED PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President

                             HUNTLEY FACTORY SHOPS LIMITED PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a
                                  Delaware limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President


                             GULFPORT FACTORY SHOPS
                                  LIMITED PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President

                             GROVE CITY FACTORY SHOPS PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President


                             KANSAS CITY FACTORY SHOPS LIMITED
                                PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President

                             LOVELAND FACTORY SHOPS LIMITED
                                PARTNERSHIP
/s/ Sandra B. Todd
------------------------
                             By:  Prime Retail, L.P., a Delaware
                                  limited partnership, its
                                  managing general partner

                                  By:  Prime Retail, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By: /s/ Steven S. Gothelf
                                           ----------------------
                                           Steven S. Gothelf
                                           Senior Vice President

                                   Schedule A

                             Amortization Schedule

                    Principal
                     Payment

  0     11/11/96   $      0.00
  1     12/11/96   $251,748.10
  2      1/11/97   $175,831.27
  3      2/11/97   $177,009.55
  4      3/11/97   $410,615.14
  5      4/11/97   $180,947.32
  6      5/11/97   $259,505.14
  7      6/11/97   $183,898.86
  8      7/11/97   $262,380.62
  9      8/11/97   $186,889.46
 10      9/11/97   $188.141.83
 11     10/11/97   $266,514.23
 12     11/11/97   $191,188.56
 13     12/11/97   $269,482.44
 14      1/11/98   $194,275.59
 15      2/11/98   $195,577.47
 16      3/11/98   $427,498.55
 17      4/11/98   $199,752.80
 18      5/11/98   $277,825.95
 19      6/11/98   $202,953.14
 20      7/11/98   $280,943.80
 21      8/11/98   $206,195.81
 22      9/11/98   $207,577.56
 23     10/11/98   $285,449.04
 24     11/11/98   $210,881.42
 25     12/11/98   $288,667.75
 26      1/11/99   $214,228.98
 27      2/11/99   $215,664.56
 28      3/11/99   $445,763.32
 29      4/11/99   $220,096.90
 30      5/11/99   $297,645.72
 31      6/11/99   $223,566.38
 32      7/11/99   $301,025.78
 33      8/11/99   $227,081.76
 34      9/11/99   $228,603.47
 35     10/11/99   $305,933.05
 36     11/11/99   $232,185.49
 37     12/11/99   $309,422.75
 38      1/11/00   $235,814.90
 39      2/11/00   $237,395.13
 40      3/11/00   $390,010.29
 41      4/11/00   $241,599.48
 42      5/11/00   $318,594.11
 43      6/11/00   $245,353.43
 44      7/11/00   $322,251.31
 45      8/11/00   $249,157.05
 46      9/11/00   $250,826.69
 47     10/11/00   $327,583.51

                    Principal
                     Payment

 48     11/11/00   $254,702.71
 49     12/11/00   $331,359.63
 50      1/11/01   $258,630.01
 51      2/11/01   $260,363.14
 52      3/11/01   $486,406.77
 53      4/11/01   $265,367.37
 54      5/11/01   $341,749.43
 55      6/11/01   $269,435.76
 56      7/11/01   $345,712.96
 57      8/11/01   $273,557.97
 58      9/11/01   $275,391.13
 59     10/11/01   $351,514.85
 60     11/11/01   $279,592.13
 61     12/11/01   $355,607.58
 62      1/11/02   $283,848.71
 63      2/11/02   $285,750.83
 64      3/11/02   $509,491.25
 65      4/11/02   $291,079.88
 66      5/11/02   $366,799.25
 67      6/11/02   $295,488.44
 68      7/11/02   $371,094.18
 69      8/11/02   $299,955.32
 70      9/11/02   $301,965.37
 71     10/11/02   $377,404.18
 72     11/11/02   $306,517.94
 73     12/11/02   $381,839.42
 74      1/11/03   $311,130.73
 75      2/11/03   $313,215.67
 76      3/11/03   $534,464.44
 77      4/11/03   $318,896.12
 78      5/11/03   $393,898.58
 79      6/11/03   $323,672.67
 80      7/11/03   $398,552.03
 81      8/11/03   $328,512.42
 82      9/11/03   $330,713.84
 83     10/11/03   $405,411.72
 84     11/11/03   $335,646.74
 85     12/11/03   $410,217.48
 86      1/11/04   $340,644.90
 87      2/11/04   $342,927.62
 88      3/11/04   $489,395.79
 89      4/11/04   $348,505.15
 90      5/11/04   $422,744.50
 91      6/11/04   $353,673.43
 92      7/11/04   $427,779.57
 93      8/11/04   $358,910.07
 94      9/11/04   $361,315.19
 95     10/11/04   $435,224.38
 96     11/11/04   $366,652.93
 97     12/11/04   $440,424.56
 98      1/11/05   $372,061.30
 99      2/11/05   $374,554.54
100      3/11/05   $590,238.55
101      4/11/05   $381,019.78
102      5/11/05   $454,421.12
103      6/11/05   $386,618.21
104      7/11/05   $459,875.26
105      8/11/05   $392,290.70

                    Principal
                     Payment

106      9/11/05   $394,919.51
107     10/11/05   $467.962.61
108     11/11/05   $400,701.82
109     12/11/05   $473,595.90
110      1/11/06   $406,560.64
111      2/11/06   $409,285.07
112      3/11/06   $621,818.27
113      4/11/06   $416,194.67
114      5/11/06   $488,689.44
115      6/11/06   $422,258.44
116      7/11/06   $494,596.94
117      8/11/06   $428,402.45
118      9/11/06   $431,273.24
119     10/11/06   $503,379.40
120     11/11/06   $437,536.50
121     12/11/06   $509,481.24
122      1/11/07   $443,882.63
123      2/11/07   $446,857.16
124      3/11/07   $655,981.77
125      4/11/07   $454,247.47
126      5/11/07   $525,761.51
127      6/11/07   $460,814.67
128      7/11/07   $532,159.45
129      8/11/07   $467,468.76
130      9/11/07   $470,601.34
131     10/11/07   $541,693.89
132     11/11/07   $477,384.90
133     12/11/07   $548,302.62
134      1/11/08   $484,258.20
135      2/11/08   $487,503.30
136      3/11/08   $625,550.33
137      4/11/08   $494,962.06
138      5/11/08   $565,426.76
139      6/11/08   $502,067.90
140      7/11/08   $572,349.46
141      8/11/08   $509,267.75
142      9/11/08   $512,680.44
143     10/11/08   $582,688.48
144     11/11/08   $520,020.69
145     12/11/08   $589,839.55
146      1/11/09   $527,458.04
147      2/11/09   $530,992.63
148      3/11/09   $732,484.34
149      4/11/09   $539,459.40
150      5/11/09   $608,777.27
151      6/11/09   $547,153.92
152      7/11/09   $616,273.48
153      8/11/09   $554,950.25
154      9/11/09   $558,669.06
155     10/11/09   $627,491.84
156     11/11/09   $566,617.72
157     12/11/09   $635,235.64
158      1/11/10   $574,671.54
159      2/11/10   $578,522.51
160      3/11/10   $775,702.24
161      4/11/10   $587,597.40
162      5/11/10   $655,674.60
163      6/11/10   $595,928.77

164      7/11/10   $  663,791.25
165      8/11/10   $  604,370.36
166      9/11/10   $  608,420.35
167     10/11/10   $  675,960.88
168     11/11/10   $  617,027.20
169     12/11/10   $  684,345.91
170      1/11/11   $  625,747.92
171      2/11/11   $  629,941.16
172      3/11/11   $  822,456.11
173      4/11/11   $  639,673.92
174      5/11/11   $  706,408.95
175      6/11/11   $  648,694.24
176      7/11/11   $  715,196.79
177      8/11/11   $  657,833.90
178      9/11/11   $  662,242.16
179     10/11/11   $  728,395.54
180     11/11/11   $  671,561.05
181     12/11/11   $  737,474.26
182      1/11/12   $  681,003.23
183      2/11/12   $  685,566.75
184      3/11/12   $  812,077.12
185      4/11/12   $  695,602.71
186      5/11/12   $  760,896.29
187      6/11/12   $  705,362.95
188      7/11/12   $  770,404.98
189      8/11/12   $  715,252.32
190      9/11/12   $  720,045.35
191     10/11/12   $  784,708.96
192     11/11/12   $  730,128.96
193     12/11/12   $  794,532.69
194      1/11/13   $  740,345.97
195      2/11/13   $  745,307.15
196      3/11/13   $  927,355.92
197      4/11/13   $  756,515.94
198      5/11/13   $  820,239.60
199      6/11/13   $  767,082.04
200      7/11/13   $  830,533.38
201      8/11/13   $  777,787.93
202      9/11/13   $  783,000.02
203     10/11/13   $  846,041.10
204     11/11/13   $  793,916.49
205     12/11/13   $  856,676.22
206      1/11/14   $  804,977.39
207      2/11/14   $  810,371.68
208      3/11/14   $  986,517.69
209      4/11/14   $  822,412.93
210      5/11/14   $  884,438.22
211      6/11/14   $  833,850.83
212      7/11/14   $  895,581.33
213      8/11/14   $  845,440.04
214      9/11/14   $  851,105.48
215     10/11/14   $  912,391.27
216     11/11/14   $  862,922.96
217     12/11/14   $  923,904.18
218      1/11/15   $  874,896.79
219      2/11/15   $  880,759.62
220      3/11/15   $1,050,519.93
221      4/11/15   $  893,701.44

222      5/11/15   $  953,889.41
223      6/11/15   $  906,082.46
224      7/11/15   $  965,951.33
225      8/11/15   $  918,627.27
226      9/11/15   $  924,783.14
227     10/11/15   $  984,170.04
228     11/11/15   $  937,573.36
229     12/11/15   $  996,632.56
230      1/11/16   $  950,536.81
231      2/11/16   $  956,906.51
232      3/11/16   $1,067,612.08
233      4/11/16   $  970,473.15
234      5/11/16   $1,028,682.47
235      6/11/16   $  983,869.82
236      7/11/16   $1,041,733.87
237      8/11/16   $  997,443.73
238      9/11/16   $1,004,127.77
239     10/11/16   $1,061,469.71
240     11/11/16   $1,017,969.68
241     12/11/16   $1,074,954.87
242      1/11/17   $1,031,994.72
243      2/11/17   $1,038,910.29
244      3/11/17   $1,194,322.93
245      4/11/17   $1,053,875.55
246      5/11/17   $1,109,935.34
247      6/11/17   $1,068,375.61
248      7/11/17   $1,124,061.69
249      8/11/17   $1,083,067.50
250      9/11/17   $1,090,325.31
251     10/11/17   $1,145,445.68
252     11/11/17   $1,105,307.59
253     12/11/17   $1,160,041.81
254      1/11/18   $1,120,488.07
255      2/11/18   $1,127,996.65
256      3/11/18   $1,275,327.24
257      4/11/18   $1,144,101.72
258      5/11/18   $1,197,836.11
259      6/11/18   $1,159,795.44
260      7/11/18   $1,213,125.35
261      8/11/18   $1,175,696.78
262      9/11/18   $1,183,575.32
263     10/11/18   $1,236,292.34
264     11/11/18   $1,199,791.25
265     12/11/18   $1,252,090.35
266      1/11/19   $1,216,221.72
267      2/11/19   $1,224,371.82
268      3/11/19   $1,362,959.11
269      4/11/19   $1,241,709.96
270      5/11/19   $1,292,928.68
271      6/11/19   $1,258,695.00
272      7/11/19   $1,309,475.96
273      8/11/19   $1,275,904.74
274      9/11/19   $1,284,454.79
275     10/11/19   $1,334,571.84
276     11/11/19   $1,302,005.32
277     12/11/19   $1,351,670.05
278      1/11/20   $1,319,788.04
279      2/11/20   $1,328,632.16

280      3/11/20   $1,417,685.71
281      4/11/20   $1,347,035.70
282      5/11/20   $1,395,539.85
283      6/11/20   $1,365,414.15
284      7/11/20   $1,413,444.64
285      8/11/20   $1,384,035.75
286      9/11/20   $1,393,310.40
287     10/11/20   $1,440,621.91
288     11/11/20   $1,412,301.06
289     12/11/20   $1,459,123.12
290      1/11/21   $1,431,542.95
291      2/11/21   $1,441,135.96
292      3/11/21   $1,560,058.07
293      4/11/21   $1,461,247.46
294      5/11/21   $1,506,808.02
295      6/11/21   $1,481,136.89
296      7/11/21   $1,526,184.85
297      8/11/21   $1,501,289.46
298      9/11/21   $1,511,349.85
299     10/11/21   $1,555,619.12
300     11/11/21   $1,531,902.12
301     12/11/21   $1,575,641.69
302      1/11/22   $1,552,726.29
303      2/11/22   $1,563,131.36
304      3/11/22   $1,670,985.87
305      4/11/22   $1,584,803.72
306      5/11/22   $1,627,179.86
307      6/11/22   $1,606,627.76
308      7/11/22   $1,648,149.16
309      8/11/22   $1,628,136.55
310      9/11/22   $1,639,046.97
311     10/11/22   $1,680,025.09
312     11/11/22   $1,661,288.62
313     12/11/22   $1,701,693.51
314      1/11/23   $1,683,824.52
315      2/11/23   $1,695,108.11
316      3/11/23   $1,790,989.49
317      4/11/23   $1,718,469.03
318      5/11/23   $1,757,400.21
319      6/11/23   $1,741,761.41
320      7/11/23   $1,780,092.27
321      8/11/23   $1,765,361.94
322      9/11/23   $1,777,191.93
323     10/11/23   $1,814,609.63
324     11/11/23   $1,801,261.19
325     12/11/23   $1,838,058.56
326      1/11/24   $1,825,648.88
327      2/11/24   $1,837,882.85
328      3/11/24   $1,897,273.93
329      4/11/24   $1,862,912.76
330      5/11/24   $1,898,121.18
331      6/11/24   $1,888,116.08
332      7/11/24   $1,922,674.93
333      8/11/24   $1,913,652.82
334      9/11/24   $1,926,476.53
335     10/11/24   $1,960,046.72
336     11/11/24   $1,952,520.77
337     12/11/24   $1,985,419.72

338      1/11/25   $1,978,909.56
339      2/11/25   $1,992,170.57
340      3/11/25   $2,061,101.98
341      4/11/25   $2,019,332.22
342      5/11/25   $2,050,509.23
343      6/11/25   $2,046,604.91
344      7/11/25   $2,077,079.02
345      8/11/25   $2,074,238.40
346      9/11/25   $2,088,138.22
347     10/11/25   $2,117,541.89
348     11/11/25   $2,116,321.18
349     12/11/25   $2,144,998.49
350      1/11/26   $2,144,876.99
351      2/11/26   $2,159,250.17
352      3/11/26   $2,213,023.87
353      4/11/26   $2,188,549.51
354      5/11/26   $2,215,365.27
355      6/11/26   $2,218,060.88
356      7/11/26   $2,244,116.04
357      8/11/26   $2,247,962.67
358      9/11/26   $2,263,026.64
359     10/11/26   $2,287,922.90
360     11/11/26   $2,293,523.31


This Amortization Schedule has been calculated on the basis of an original principal amount of $359,000,000, being the amount of the Note disbursed on the Closing Date. In the event of an advance after the Closing Date of a NP Funding, this Amortization Schedule shall be recalculated to include the amount so funded, over a thirty (30) year period (commencing on the Closing
Date) utilizing level monthly payments of principal and interest and an assumed interest rate of 7.782% with interest payable based on the actual number of days elapsed in a 360 day year.